UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2009

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As of July 23, 2009, Castle Brands Spirits Company Limited, a wholly owned-subsidiary of Castle Brands Inc. (the ‘‘Company’’), entered into an amendment ("Amendment No. 2") to the Bottling and Services Agreement, dated as of September 5, 2002 (as amended, the "Bottling and Services Agreement"), with Terra Limited, a company incorporated in Ireland ("Terra"). The Bottling and Services Agreement had expired in February 2009, but the parties continued to operate under its terms. The terms of Amendment No. 2 are effective as of July 1, 2009.

Amendment No. 2 extended the term of the Bottling and Services Agreement through June 30, 2010, during which time Terra will continue to provide bottling and certain other services related to production of the Company’s products on a non-exclusive basis at agreed prices. Previously, Terra had been the exclusive supplier of bottling services for the Company’s vodka, gin and whiskey products.

A copy of Amendment No. 2 is filed herewith as Exhibit 10.1 and incorporate by reference herein. The above description of the terms of Amendment No. 2 is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Amendment No.2 to Bottling and Services Agreement, dated as of July 23, 2009, by and between Terra Limited and Castle Brands Spirits Company Limited. Certain portions of this agreement have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

10.2 Bottling and Services Agreement, dated as of September 1, 2002, by and between Terra Limited and The Roaring Water Bay Spirits Company Limited (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form S-1 (File No. 333-128676), which was declared effective on April 5, 2006). Certain portions of this agreement have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

July 29, 2009	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President, Chief Financial Officer, Treas. & Sec.

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No.2 to Bottling and Services Agreement, dated as of July 23, 2009, by and between Terra Limited and Castle Brands Spirits Company Limited